Deficit	12 Months Ended
Dec. 31, 2013
Deficit [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Deficit
Common Stock
The Company has 82,556,847 shares of $0.01 par value common stock outstanding at December 31, 2013.
Note Receivable From Parent
During the year ended December 31, 2013, in conjunction with the 2013 Refinancing Transactions, the $24 loan receivable from MSC Holdings LLC, which was initially recorded as a reduction of equity in 2009, was settled for no consideration at the direction of MSC Holdings. As a result, the Company accounted for the settlement of the loan as a distribution to MSC Holdings of $24, which was recognized in “Paid-in Capital” in the Consolidated Balance Sheets. Additionally, during the year ended December 31, 2013, the Company declared a distribution to MSC Holdings of $208 in connection with the retirement of the outstanding $247 aggregate principal amount of the MSC Holdings’ LLC PIK Facility held by an unaffiliated third party, in conjunction with the 2013 Refinancing Transactions.
Paid-in Capital
As of December 31, 2012, the Company recognized a non-cash capital contribution of $218 related to the $225 advance from Apollo that was made in 2008 to fund the settlement payment related to the terminated merger with Huntsman. Under the provisions of the settlement agreement and release with Apollo, the Company was only contractually obligated to reimburse Apollo for any insurance recoveries on the $225 settlement payment, net of expense incurred in obtaining such recoveries. In April 2012, the Company agreed to a settlement with its insurers to recover $10 in proceeds associated with the $225 settlement payment made to Huntsman in 2008. The Company recorded the settlement net of approximately $2 of fees related to the settlement. Additionally, the Company received approximately $1 for reimbursement of expenses incurred in obtaining the recoveries. The remaining $7 of the insurance settlement was remitted to Apollo. Following receipt of the settlement payment, Apollo acknowledged the satisfaction of the Company’s obligations to Apollo, and the remaining $218 of the advance, which was previously classified as a long-term liability, was reclassified to equity as a capital contribution from Apollo.
In conjunction with the Preferred Equity Issuance, Momentive Holdings contributed $189 of the proceeds from the Preferred Equity Issuance to MSC Holdings and MSC Holdings contributed the amount to the Company. The remaining $16 was being held in a reserve account at December 31, 2011 by Momentive Holdings to redeem any additional preferred units from Apollo equal to the aggregate number of preferred units and warrants subscribed for by all other members of Momentive Holdings. As of December 31, 2011, the Company had recognized a capital contribution of $204, representing the total proceeds from the Preferred Equity Issuance, less related fees and expenses, of which $16 was recorded as a receivable within “Other current assets” in the Consolidated Balance Sheets as of December 31, 2011, as Momentive Holdings was obligated to contribute the remaining $16 to the Company. In January 2012, the remaining $16 of proceeds held in the reserve account were contributed to the Company.